UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 25, 2004

Impac Mortgage Holdings, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14100	33-0675505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 Dove Street, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(949) 475-3600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 25, 2004, the Company issued a press release announcing the filing of its Form 10-K/A for the year ended 2003 and its Forms 10-Q/A for the first and second quarter 2004 and guidance for the third quarter of 2004 on net loss per share in accordance with GAAP and estimated taxable income per share. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 8.01 Other Events

On October 25, 2004, the Company issued a press release announcing the filing of its Form 10-K/A for the year ended 2003 and its Forms 10-Q/A for the first and second quarter 2004 and guidance for the third quarter of 2004 on net loss per share in accordance with GAAP and estimated taxable income per share. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Exhibit 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release Dated October 25, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: October 25, 2004

	By:	/s/ Ronald M. Morrison
	Name:	Ronald M. Morrison
	Title:	General Counsel, Executive Vice President and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release Dated October 25, 2004

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